                                                                     EXHIBIT 14


ZURICH INSURANCE COMPANY - UNITED STATES


ZURICH INSURANCE COMPANY
(ZURICH, SWITZERLAND)

     owns 100% of - Zurich Holding Co. of America [US - DE]
       owns 100% of - American Guarantee and Liability Insurance Co. [US - NY]
         owns 100% of Steadfast Insurance Company [US - DE]
            owns 100% of American Zurich Insurance Company [US - IL]
                owns 100% of Zurich American Insurance Co. of Illinois [US - IL] Trust Agreements Zurich American Lloyds [US - TX] owns 100% of Empire Fire & Marine Insurance Company [US - NE]
        owns 100% of Empire Indemnity Insurance Company [US - OK] owns 100% of Douglas Street Premium Finance Company of California [US - CA] owns 100% of Douglas Street Premium Finance Company [US - NE] owns 51% of Truckwriters, Inc. [US - NE] owns 100% of Empire Management Services, Inc. [US - NE]
 owns 100% of Zurich Global Ltd. [Bda]
 owns 100% of Universal Underwriters Acceptance Corp. [US - KS] owns 100% of Universal Underwriters Service Corp. [US - MO] owns 100% of Universal Underwriters Service Corp. of Texas [US - TX] owns 100% of The Zurich Services Corporation [US - IL] owns 100% of Zurich American Brokerage, Inc. [US - NY] owns 85% of Maryland Casualty Co. [US - MD]
     owns 100% of Assurance Company of America [US - NY] owns 100% of Maine Bonding & Casualty Company [US - ME] owns 100% of Maryland Insurance Company [US - TX] owns 100% of Zurich Insurance Agency [US - MD] owns 100% of Maryland Management Corporation [US - TX]
     Trust Agreements - Maryland Lloyds [US - TX] owns 100% of Maryland Construction Agency Services, Inc. [US - TX] owns 100% of National Standard Insurance Company [US - TX] owns 100% of Northern Insurance Company of New York [US - NY] owns 100% of Steadfast Reinsurance Company, Ltd. [Bda] owns 100% of Valiant Insurance Company [US - IA] owns 100% of Fidelity & Deposit Company of Maryland [US - MD]
          owns 100% of Colonial American Casualty & Surety Company [US - MD] owns 100% of 300 St. Paul Corporation [US - MD] owns 51 % of Maryland Netherlands Credit Insurance Company [US - MD]
     owns 100% of Universal Underwriters Insurance Company [US - MO] owns 100% of Universal Underwriters of Texas Insurance Company [US - TX] owns 100% of Mountain Insurance Agency [US - MA] owns 100% of Universal Underwriters Life Insurance Company [US - MO]
     owns 15% of Maryland Casualty Co. [US - MD] owns 99% of ZDA, L.L.C. [US - DE] owns 99% of Kezmo, L.L.C. [US - DE] owns 99+% of Zurich Life Insurance Company (Zurich, Switzerland)
          owns 1% of Kezmo, L.L.C. [US - DE]
     owns 100% of Zurich Investment Management Limited [UK] owns 100% of Zurich Investment Management (C.I.) Limited [Channel Islands] owns 100% of Zurich Investment Management (Dublin) Limited [Ireland]
owns 96.97% of ZKI Holding Corp.  (*3)
     owns 8.33 % of Kemper Corporation
     owns 100% of Zurich Kemper Investments, Inc. [US - DE] owns 10% of BSN Gestion S.A. [Spain] owns 10% of BSN Gestion de Patrimonios, S.A. [Spain] owns 10% of BSN Gestion de Pensiones, S.A. [Spain] owns 100% of Dreman Value Advisors, Inc. [US - DE] owns 100% of Kemper Distributors, Inc. [US - DE] owns 100% of Kemper Service Company [US - DE] owns 100% of Zurich Investment Management, Inc. [US - DE] owns 10% of Masterlink Securities Investment Trust Enterprises [Taiwan] owns 100% of ZKI Agency, Inc. [US - DE] owns 100% of Zurich Distributors, Inc. [US - DE]
owns 71.67% of Kemper Corporation
  owns 100% of Federal Kemper Life Assurance Company [US - IL] owns 14.2% of Galaxy Offshore, Inc. [Dormant] [US - DE] owns 36.36% of Olympus Holdings, Inc. [US - DE] owns 50% of KI/FKLA Rancho Realty, L.L.C.
          owns 30% of KL-75, L.L.C.
          owns 66.70% of KI/FKLA Ardenwood, L.L.C.
          owns 23.30% of KI/FLA San Leandro, L.L.C.
  owns 100% of Kemper Investors Life Insurance Company [US - IL]
          owns 100% of Investors Brokerage Services, Inc. [US - DE] owns 100% of Investors Brokerage Services Insurance Agency, Inc. [US - DE] owns 100% of Investors Brokerage Services Insurance Agency, Inc. of Texas [US - TX] (*1)
     owns 85.8% of Galaxy Offshore, Inc. [Dormant] [US - DE] owns 54.55% of Olympus Holdings, Inc. [US - DE] owns 100% of KI Arnold Industrial, Inc. [US - DE] owns 16.67% of BBC Associates, Inc. [US - FL] owns 16.67% of KAAL PGA Sales, Inc. [US - FL] owns 60.10% of KI/FLA San Leandro, L.L.C.
     owns 30% of KL-75, L.L.C.
     owns 33.30% of KI/FKLA Ardenwood, L.L.C.
     owns 50% of KI/FKLA Rancho Realty, L.L.C.
owns 100% of Kemper Asset Holdings, Inc. [US - DE] owns 100% of Kemper Portfolio Corp. [US - DE]
     owns 100% of FKLA Realty Corporation [US - IL] owns 100% of Kemper Real Estate Management Company [US - DE] owns 100% of Kemperco, Inc. [Dormant] [US - IL] owns 75% of KLMLP, L.P. [US - DE] (*2)
     owns 100% of Kemper/Lumbermens Properties, Inc. [US - DE]
          owns 100% of Ardenwood Financial Corporation [US - CA] owns 100% of Zurich Life Insurance Company of America [US - IL] owns 100% of Zurich Direct, Inc. [US - IL] owns 33% of 20th Century Asset Management Corporation Limited [India] owns 100% of KFC Portfolio Corp. [US - DE]
     owns 100% of Kemper Real Estate, Inc. [US - DE] owns 100% of Kemper/Cymrot, Inc. [US - DE]
          owns 100% of Kemper/Cymrot Management, Inc. [US - GA] owns 100% of KILICO Realty Corporation [US - IL]
          owns 50% of KR Palm Plaza, Inc. [US - IL] owns 50% of Kemper/Prime Acquisition Fund, Inc. [US - IL]
     owns 100% of KR Brannan Resources, Inc. [US - DE] owns 100% of KR Delta Wetlands, Inc. [US - DE] owns 100% of KR Gainesville, Inc. [US - IL] owns 100% of KR Walnut Creek, Inc. [US - DE] owns 100% of KR 77 Fitness Center, Inc. [US - DE] owns 100% of KR CBDV [US - DE] owns 100% of KR Jefferson Park, Inc. [US - DE] owns 100% of Maunalua Associates, Inc. [US - HI]
          owns 100% of East Honolulu Community Services, Inc. [US - NV] owns 100% of Pacific Homes, Inc. [US - HI]
     owns 100% of Kemper International Management, Inc. [US - DE] owns 66.67% of ZKS Real Estate Partners, L.L.C. [US - DE]


Insurance Partners Offshore (Bermuda), L.P. owns 7.11% of Kemper Corporation Insurance Partners, L.P. owns 12.89% of Kemper Corporation


Fidelity Life Association, A Mutual Legal Reserve Company [US - IL] owns 9.09% of Olympus Holdings, Inc. [US - DE] owns 100% of FLA Realty Corporation [US - DE] owns 100% of FLA Plate Building, Inc. [US - DE] owns 50% of KR Palm Plaza, Inc. [US - IL] owns 16.60% of KI/FLA San Leandro, L.L.C.


NOTES
*1 = 100% owned by a Texas resident under contract with Investors Brokerage
     Services Insurance Agency, Inc. of Texas.
*2 = KLMLP, L.P. is a Delaware limited partnership. Kemper Corporation's indirect ownership of KLMLP, L.P. is as follows:
     29.7% KILICO Realty Corporation; 20.85% FKLA Realty Corporation; 1.5% Kemper Portfolio Corp;
     22.5% KFC Portfolio Corp.; 0.3% Kemper Investors Life Insurance Company; and 0.15% Federal Kemper Life Assurance Company.
*3 = Lumbermens Mutual Casualty Company owns the remaining 3.03% of ZKI Holding
     Corp.

Percentages reflect direct common stock ownership, except as noted.

Except as noted, non-corporate (i.e. partnership) joint venture real estate investments by subsidiaries of Kemper Corporation and Fidelity Life Association are not shown.

ZURICH CENTRE INVESTMENTS

ZURICH INSURANCE COMPANY
(ZURICH, SWITZERLAND)

     owns 100% of Zurich International (Bermuda) Ltd. [Bda.]
          owns 35% of Zurich Centre Investments Limited [Bda]
               owns 100% of Centre Reinsurance Services (Bermuda) Limited [Bda]
                     owns 19.8% of Paradigm Holdings, Inc. [US - DE] owns 44% of Insurance GenPar (Bermuda), L.P. [Bda]
                          owns 1% and serves as GP of Insurance Partners Offshore (Bermuda), L.P.
               owns 100% of Centre Reinsurance Holdings Limited [Bda]
                    owns 100% of Centre Reinsurance (Bermuda) Limited [Bda]
                         owns 19.9% of Risk Management Solutions [US] combined 6% ownership of Home Holdings, Inc. [US - DE] owns 51% of Strategic Risk Management Holdings Limited [US - DE] owns 100% of CP Holding Limited [BVI] owns 100% of Centre Reinsurance Representatives
                         Limited [UK]
                         owns 100% of CRS III Limited [Bda]
                              owns 16.1% of CAT Limited [Bda]
                              owns 100% of Superior National Capital, L.P. [Bda]
                         owns 100% of Centre Reinsurance Limited [Bda]
                              combined 6% ownership of Home Holdings, Inc. [US
                              - DE]
                              owns 100% of Centre Reinsurance Dublin [Ire]
                                   owns 100% of Sorvolare [Ire]
     owns 100% of Centre Insurance International Company [Ire] owns 100% of Centre Finance Dublin International [Ire] owns 100% of Centre Reinsurance Holdings (Delaware) Limited [US - DE]
          owns 100% of Centre Risk Advisors, Inc. [US - DE] owns 100% of Centre Reinsurance (US) Limited [Bda]
               owns 100% of Centre Reinsurance Company of New York [US - NY]
                     owns 19% of Insurance Partners Advisors L.P. [US - DE]
                          owns 5% of Risk Enterprise Management Limited [US -
                          DE]
               owns 100% of Western Alliance Insurance Company [US - TX] owns 100% of Constellation Reinsurance Company [US - NY] owns 100% of BDA/US Services Limited [US - DE] owns 100% of Centre Re Services, Inc. [US - NY] owns 49% of IRISC, Inc. [US - NJ]
               owns 100% of IRISC London Limited [UK]
               owns 20% of Risk Enterprise Management Limited [US - DE] owns 54% of Insurance Partners Offshore (Bermuda), L.P.
     owns 33% of International Insurance Advisors, Inc. [US - DE] owns 100% of Anglo American Insurance Group Limited [Bda] owns 30% of International Insurance Investors, L.P. [Bda]
               owns 4% of Home Holdings, Inc. [US - DE] owns 100% of Centre Reinsurance International Company [Ire] owns 100% of Centre Finance Dublin [Ire] owns 100% of CentreLine Reinsurance Limited [Bda]
           owns 100% of Mendip Insurance & Reinsurance Company Limited [Bda] owns 100% of Centre Reinsurance Services (Bermuda) IV Limited [Bda]
     owns 100% of Strategic Services Centre Limited [Bda] owns 100% of ZC Healthcare Risk Solutions Limited [US - DE] owns 66% of Zurich Reinsurance Centre Holdings, Inc. [US - DE] (which is also 34% Public Owned)
     owns 100% of Zurich Reinsurance Centre, Inc. [US - CT] owns 100% of ZC Insurance Company [US - NJ] owns 100% of RCI Systems, Inc. [US - DE]
owns 94% of Cedar Hill Holdings, Inc. [US - DE]
     owns 100% of Cedar Hill Assurance Company [US - TX] owns 100% of Anglo American Insurance Group (UK) PLC [UK]
     owns 100% of Anglo American Insurance Holdings Limited [UK]
          owns 100% of Anglo American Underwriting Management Limited [UK] owns 100% of Anglo American Insurance Management Services Limited [UK]
          owns 100% of Anglo American Insurance Co. Limited [UK] owns 100% of Mercantile Indemnity Limited [UK]
          owns 100% of Anglo American Insurance Company (Bermuda) Limited [Bda] owns 100% of Centre ReSource Limited [US - DE] owns 100% of Centre Financial Services Holdings Limited [Bda]
     owns 5% of The Pharmacy Fund, Inc. [US - NY] owns 100% of Centre Trading Holdings Limited [Bda]
          owns 50% of CentRe Mortgage Capital LLC [US - DE]
               owns 100% of National Mortgage Capital LLC [US - MD] owns 34.5% of Centre Trading Partners, L.P. [US - DE] owns 50% of CMB Limited [Bda]
     owns 45% of Centre Trading Corporation [US - DE]
          owns 1% of Centre Trading Partners L.P. [US - DE] owns 45% of Centre Software Corporation [US - DE]
          owns 1% and serves as GP of Centre Software Partners, L.P. [US - DE] owns 45% of Synthetic Re Advisors Limited [US - DE]
          owns 1% and serves as GP of Synthetic Re Advisors, L.P. [US - DE] owns 45% of CF Products Incorporated [US - DE]
          owns 1% and serves as GP of CF Products Partners, L.P. [US - DE] owns 100% of Zurich Home Investments Limited [Bda]
     owns 4% of Home Holdings, Inc. [US - DE]
          owns 100% of The Home Insurance Co. [US - NH] owns 100% of Gruntal & Co. Incorporated [US - DE] owns 100% of Gruntal Financial Corporation [US - DE] owns 100% of Sterling Forest Corporation [US - DE] owns 100% of The Home Insurance Company of Illinois [US - NH] owns 100% of The Home Insurance Company of Wisconsin [US - NH] owns 100% of U.S. International Reinsurance Company [US - DE]
owns 100% of Centre Investment Services Limited [Bda]
      owns 100% of CIS (Delaware) Limited [US - DE]
           owns 50% of Centre Chase Investment Advisors L.P. [US - DE] owns 75% of Risk Enterprise Management Limited [US - DE] owns 19.6% of Payroll Transfers, Inc. [US - FL] owns 100% of Centre Reinsurance Services (Bermuda) II Limited [Bda]
          owns 44% of Insurance GenPar LP [US - DE]
               owns 1% and serves as GP of Insurance Partners LP [US - DE]
                    owns 19.6% of Payroll Transfers, Inc. [US - FL] owns 43% of IPC GenPar (Bermuda) LP [Bda]
               owns 1% and serves as GP of Insurance Partners Charman (Bermuda) LP [Bda]
owns 100% of Centre Reinsurance Services (Delaware) Limited [US - DE]
     owns 44% of Service GenPar LP [US - DE]
          owns 1% and serves as GP of Insurance Partners Advisors LP [US - DE]

ZURICH INSURANCE COMPANY
(ZURICH, SWITZERLAND)

     owns 100% of Zurich International Service [Ire] owns 100% of Zurich International Services [Lxm] owns 100% of Marofinac [Mar]
          owns 13.23% of La Garantie Generale Marocaine (GGM) [Mar] owns 5% of Arab International Insurance Co. [Egy] owns 68.76% of La Garantie Generale Marocaine (GGM) [Mar] owns 80% of Zurich Life Assurance Company Ltd. [UK] owns 50% of Previservice S.p.A. [Ity] owns 67% of Genevoise Vie (Geneva Life Insurance Co.) [Sw] owns 0.923% of Zurich International [Blg] owns 10% of Zurich Eurolife S.A. [Lux] owns 100% of Turegum Immobilion AG [Sw] owns 100% of Assuricum Zurich [Sw]
          owns 99.87% of Zurich Leben (Life) Insurance Company [Sw] owns 15% of Alstadt Insurance Co. [Sw] owns 20% of Telsecur [Spn] owns 100% of Zurich-Leben PKB [Sw] owns 10% of Gestora [Spn] owns 5% of National Insurance Company (Runoff) [Lxm] owns 10% of Societe Jacquet [Blg] owns 90% of Zurich Life International Services, Ltd. [UK] owns 10% of Zurich life Insurance Company of Canada [Can]
           owns 20% of Zurich Life Assurance Company Ltd. [UK] owns 50% of Previservice S.p.A. [Ity] owns 32.6% of Genevoise Vie (Geneva Life Insurance Co.) [Sw] owns 99.075% of Zurich International [Blg] owns 10% of Consultores de Pensiones [Spn] owns 1% of ASSURYS Compagnie d'Assurances [Fra] owns 90% of Zurich Eurolife S.A. [Lux] owns 10% of Zurich Epargne Compagnie d'Assurances [Fra]
     owns 100% of Rud, Blass & Cie AG [Sw]
     owns 5% of National Insurance Company (Runoff) [Sau] owns 100% of Genevoise Generale (Geneva General Insurance Co.) [Sw] owns 10.32% of Zurich International (France) S.A. [Fra]
          owns 99.99% of S.G.E.A. [Fra]
          owns 2% of ASSURYS Compagnie d'Assurances [Fra] owns 20% of Zurich Epargne Compagnie d'Assurances [Fra]
owns 80.77% of Danubio Compagnia di Assicurazioni S.p.A.
owns 58.64% of Zurich International (France) S.A. [Fra] owns 96.99% of ASSURYS Compagnie d'Assurances [Fra] owns 69.99% of Zurich Epargne Compagnie d'Assurances [Fra] owns 99.87% of Alpina Insurance Co. [Sw]
     owns 10% of Alstadt Insurance Co. [Sw]
     owns 19.23% of Danubio Compagnia di Assicurazioni S.p.A. [Ity] owns 31.01% of Zurich International (France) S.A. [Fra]
owns 74.95% of Alstadt Insurance Co. [Sw] owns 90% of Zurich Insurance Services [Bah]
     owns 99.46% of Zurich do Brazil [Brz]
          owns 32% of CAARS [Brz]
               owns 100% of Zurich-Anglo Seguradora S.A. [Brz] owns 60% of Zurich Asia Holdings Ltd. [Bda] owns 49% of Neango [Arg] owns 38.7% of ISIS [Arg] owns 100% of Turegum Insurance Co. [Sw]
          owns 33.3% of Zurich Holdings (UK) Ltd. [UK] owns 100% of Pilot Association [UK] owns 100% of Zurich Municipal Marketing Services, Ltd. [UK] owns 10% of Zurich Life International Services, Ltd. [UK] owns 100% of Zurich Re (UK) Ltd. [UK]
                    owns 100% of Zurich International (UK) Ltd. [UK]
               owns 100% of General Surety Holding, Ltd. [UK]
                    owns 100% of General Surety & Guarantee co. [UK] owns 10% of Zurich Insurance Services [Bah]
               owns 5% of Saudi National Insurance Co., E.C. (SNIC) [Sau] owns 0.54% of Zurich do Brazil [Brz] owns 7.5% of Zurich Asia Holdings Ltd. [Bda]
          owns 62.5% of Zurich Insurance (Malaysia) Sdn Bhd. [Mal] owns 100% of Zurich Insurance (Guam) Inc. [Gua]
     owns 66.6% of Zurich Holdings (UK) Ltd. [UK] owns 100% of Zurich Investment Management AG [Sw] owns 100% of Zurich Versicherung - AG [Ger] owns 100% of Central Lloyd Verwaltungsges mbH [Ger] owns 42.7% of Iguazu Compania de Seguros [Arg]
          owns 0.7% of Zurich Iguazu Compania de Seguros de Retiro S.A. [Arg] owns 99.3% of Zurich Iguazu Compania de Seguros de Retiro S.A. [Arg] owns 100% of Zurich International de Venezuela [Ven] owns 30% of Zurich Chapultepec Compania de Seguros S.A. [Mex] owns 50% of ZBV Beratungs-u. Verkaufs - AG [Sw] owns 100% of HERA Vermogensverwaltung GmbH [Ger] owns 100% of Zurich - Agrippina Beteiligungs - Aktiengesellschaft (Deutschland) AG ZABAG [Ger]
          owns 16.7% of BFI Betieigungsges fur Industriewerte [Ger] owns 100% of Deutsche Allgemeine Leben Verischerung AG [Ger] owns 100% of Deutsche Allgemeine Verischerung AG [Ger] owns 100% of Zurich Rechtsschutz - Verischerungs - AG [Ger] owns 100% of Zurich Kautions - und Kredit - AG [Ger] owns 100% of Zurich International (Deutschland) [Ger] owns 100% of Zurich Kredit Service GmbH [Ger] owns 80% of Zurich Investmentges [Ger] owns 100% of Zurich Gesellschaft fur Vermogensanlagen [Ger]
               owns 98% of D. Kern Steuerberatung [Ger] owns 100% of TDG Tele-Dienste GmbH [Ber] owns 99.1% of Agrippina Versicherung [Ger]
               owns 99.275% of Paria Versicherung - AG [Ger] owns 100% of Anas Investmet, Ltd. Dublin [Ire] owns 92.3% of Agrippina Ruckversicherung - AG [Ger] owns 98% of Agrippina Lebensversicherung - AG [Ger] owns 100% of Agrippina Rechtsschultzversicherung - AG [Ger]
     owns 100% of Banuud Kapital, mbH [Ger]
     owns 100% of Zurich International (Netherland) N.V. [Nth] owns 100% of Bastion B.V. [Nth] owns 100% of Zurich International (Italia) S.p.A. [Ity] owns 100% of Zurich Insurance Company, U.K. [UK] owns 49% of Zurich Insurance Company (Russia) [Rus] owns 100% of Fairfax House Securities Ltd. [UK] owns 100% of Sanatorio Zurbaran [Spn] owns 100% of Zurich Kosmos Versicherungen AG [Aus]
          owns 100% of LASSAL Mobilien-und Immobilienvermitungs-und Vetriebsservice GmbH [Aus]
     owns 15% of Garant Eurasco [Aus]
     owns 100% of Zurich Uberspieczenle Service Sp.z.o.o (Zurich Versicherung Service GmbH ) [Pol] owns 100% of Zurich Biztositasi Szolgaltato Kft. (Zurich Versicherung Service GmbH) [Hun] owns 99.99% of Inversiones Suizo Chilena [Chl]
          owns 73.15% of Compania de Seguros Chilena Generales (Chilean General Insurance) [Chl] owns 98.65% of Compnia de Seguros Chilena de Vida (Life Insurance Co.) [Chl]
               owns 2.38% of Compania de Seguros Chilena Generales (Chilean General Insurance) [Chl]
     owns 100% of CRESTA Schadenhilfe GmbH [Aus] owns 60% of Consultores de Pensiones [Spn] owns 98.37% of Zurich International (Espana) Compania [Spn]
          owns 20% of Consultores de Pensiones [Spn] owns 40% of Telsecur [Spn] owns 20% of Gestora [Spn]
               owns 10% of Consultores de Pensiones [Spn] owns 20% of Telsecur [Spn] owns 60% of Gestora [Spn] owns 100% of Caudal S.A. de Seguros y Reaseguros [Spn]
          owns 10% of Gestora [Spn]
          owns 20% of Telsecur [Spn]
     owns 36.5% of Sicurta 1879 Assicurazioni S.p.A. [Ity] owns 99.96% of SIAR (Societa Italiana Assicurazioni e Riassicurazionio) S.p.A. [Ity]
          owns 63.5% of Sicurta 1879 Assicurazioni S.p.A. [Ity] owns 42.51% of Minerva Vita Assicurazioni S.p.A. [Ity]
               owns 63.53% of Zeta Finanza S.p.A. [Ity]
                    owns 63% of Zeasim [Ity]
                    owns 100% of Zeta Fiduciaria [Ity]
                    owns 100% of Zeta Fondi [Ity]
                    owns 100% of Zetagest [Ity]
               owns 0.08% of Zetasim [Ity]
               owns 35% of ATAM [Ity]
          owns 50.02% of Minerva Assicurazioni S.p.A. [Iy] owns 24.95% of Minerva Vita Assicurazioni S.p.A. [Ity] owns 1.13% of Zeta Finanza S.p.A. [Ity] owns 35.71% of Edil-Spettacolo [Ity] owns 50% of Toscana Uno [Ity]
          owns 15.8% of Zeta Finanza S.p.A. [Ity]
          owns 63.11% of ATAM [Ity]
     owns 49.96% of Minerva Assicurazioni S.p.A. [Ity] owns 29.01% of Minerva Vita Assicurazioni S.p.A. [Ity] owns 19.54% of Zeta Finanza S.p.A. [Ity] owns 100% of Erbasei S.p.A. [Ity] owns 36.07% of Zetasim [Ity] owns 100% of Zurich Australian Insurance Holdings, Ltd. [Ast]
          owns 100% of Zurich Australian Staff Superannuation Pty. Ltd. [Ast] owns 25% of Zurich Australian Insurance Properties Pty. Ltd. [Ast] owns 100% of Zurich Australian Insurance Ltd. [Ast]
               owns 25% of Zurich Australian Insurance Properties Pty. Ltd. [Ast] owns 100% of Zurich Australian Life Insurance Ltd.
                    owns 50% of Zurich Australian Insurance Properties Pty.
                    Ltd. [Ast]
                    owns 51% of National Accountancy Management Services Pty. Ltd. (NAMS) [Ast] owns 100% of Zurich Investment Management AG [Ast] owns 100% of Zurich Australian Auperannuation Pty. Ltd. [Ast] owns 100% of Zurich Properties Ltd. [Ast]
               owns 100% of Zurich Australian Workers Compensation Victoria
                    Pty. Ltd. [Ast]
               owns 25% of Australian Insurance Systems Holdings Pty. Ltd. [Ast] owns 33.3% of Machinery Insurance Services Pty. Ltd. [Ast] owns 87.25% of Zurich Pacific Insurance Pty. Ltd. [Png] owns 100% of Zurich Australian Workers Commpensation Ltd. [Ast] owns 50% of Associated marine Insurers [Ast]
     owns 100% of Zurich Canadian Holdings ltd. [Can] owns 50% of Multi Services Canada, Inc. [Can] owns 50% of World Travel Protection, Inc. [Can] owns 100% of Zurich Indemnity Company of Canada [Can] owns 50% of Zurich Canada Investment Management, Ltd. [Can]
     owns 100% of Zurich Life of Canada Holdings, Ltd. [Can] owns 100% of Zurich Life & Health Insurance Company [Can] owns 48.7% [Class A] of ZURMEX Canadian Holdings, Ltd. [Can] owns 90% of Zurich Life Insurance Company of Canada [Can]
owns 100% of MICOBA Holdings Ltd. [Bah]
     owns 15.91% of MICO Equities Inc. [Phl]
          owns 100% of Malayan Insurance Company, Inc. [MICO] [Phl]
               owns 50% of Pan Malayan Insurance Company [Phl]
                    owns 15.96% of First Nationwide Assurance Corporation [Phl]
                          owns 11.51% of Eastern General Reinsurance Corp. [Phl]
               owns 70% of Malayan Zurich Insurance Company [Phl]
                    owns 10.01% of Eastern General Reinsurance Corp. [Phl]
               owns 18.23% of Eastern General Reinsurance Corp. [Phl] owns 36.03% of First Nationwide Assurance Corporation [Phl]
          owns 99.99% of Asia-Pacific Reinsurance Co., Ltd. [B.V.I.]
          owns 51.37% of Eastern General Reinsurance Corp. [Phl] owns 47.98% of First Nationwide Assurance Corporation [Phl]
owns 14.40% of MICO Equities Inc. [Phl]
     owns 99.99% of Malayan International Insurance Corporation, Ltd. [Bah] owns 100% of Malayan Insurance Co. (UK) Ltd. [UK] owns 100% of Malayan Insurance Co. (Hong Kong) Ltd. [Hkg]
     owns 80% of P.T. Zurich Insurance Indonesia [Ind] owns 70% of P.T. PSP Life Insurance Indonesia [Ind] owns 75% of Zurich Insurance Co. (Asia) Ltd. [Hkg] owns 100% of Zurich Insurance Company (Singapore) Pte. Ltd. [Sing] owns 30% of Malayan Zurich Insurance Company [Phl]